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                                                                   EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report dated June 10, 1998, included in this Form 10-K, into The Alpine Group, Inc.'s previously filed Registration Statements on Forms S-8 (File Nos. 333-16703, 2-70015 and 33-62544) and on Forms S-3 (File Nos. 33-30246 and
33-53434).

Arthur Andersen LLP

Atlanta, Georgia
July 24, 1998